SECOND AMENDMENT TO EMPLOYMENT AGREEMENT


	This Second Amendment to Employment Agreement ("Amendment)" is made and dated as of December 29, 1998, by and between INTRENET, INC., an Indiana corporation ("Employer"), and JOHN DELAVAN
("Employee"),





WITNESSETH



	NOW, THEREFORE, the Employer and Employee agree as follows:



	1.	The Base Compensation of the Employee as defined in
Paragraph 4 of the Original Agreement and Item 2 of the First Amendment to Employment Agreement shall be amended to $220,000 per annum, payable at regular intervals in accordance with the Employer's normal payroll practices now or hereafter in effect.



	2.	Except as set forth in this Amendment, the Prior Agreement
shall continue in effect.



	IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the day and year first set forth above.



							INTRENET, INC.



By /s/ Edwin H. Morgens
      Edwin H. Morgens,
     Chairman of the Board, Employer



By /s/ John P. Delavan
      John P. Delavan, Employee